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                                                                   EXHIBIT 10.32

                      THIRD AMENDMENT TO SECURITY AGREEMENT
                           Great Lakes Aviation, Ltd.


         THIS THIRD AMENDMENT TO SECURITY AGREEMENT Great Lakes Aviation, Ltd. is entered into as of June 29, 2001 (the "Agreement"), by and between Great Lakes Aviation, Ltd. as debtor (the "Debtor"), and Raytheon Aircraft Credit Corporation as secured party (the "Secured Party");

                                   WITNESSETH:

         WHEREAS, Debtor and Secured Party are parties to an existing security agreement as previously amended and in effect as of the date hereof which is described and defined on Exhibit "A" attached hereto and referred to as the "Security Agreement";

         WHEREAS, the Security Agreement encumbers various aircraft parts and other collateral described therein and collectively referred to herein as the "Collateral";

         WHEREAS, the Debtor previously granted liens on some portion of the Collateral pursuant to the Assigned Security Agreements described and defined on Exhibit B that are assigned to Bank of America, National Association, as Administrative Agent (the "Administrative Agent") pursuant to and as defined in the Third Amended and Restated Purchase and Sale Agreement dated as of March 9, 2001 among Secured Party, as servicer, Raytheon Aircraft Receivables Corporation, as seller, the Purchasers as defined therein, and the various agents referred to therein (as amended and in effect from time to time, including, without limitation, any successor agreement, the "Purchase and Sale Agreement");

         WHEREAS, the parties intend by this instrument to amend the Security Agreement to specifically avoid any conflict between the provisions of the Security Agreement and those of the Purchase and Sale Agreement by virtue of the fact that the lien on the Collateral created pursuant to the Security Agreement conflicts with any of the terms of the Assigned Security Agreements;

         WHEREAS, the parties are not by this instrument amending the Assigned Security Agreements in any way and the FAA should not record this instrument as an amendment to the Assigned Security Agreements;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Debtor and Secured Party hereby amend and supplement the Security Agreement effective as of June 29, 2001, by agreeing that the security interest arising thereunder shall not extend to Collateral if, but only to the extent that, doing so would constitute a breach of the Purchase and Sale Agreement by virtue of the fact that the lien on all or any portion of the Collateral created pursuant to the Security Agreement conflicts with any of the terms of the Assigned Security Agreements; provided, however, that (a) to the extent that any such breach or conflict does not or cannot be demonstrated to exist or (b) even if such a breach or conflict does, and is demonstrated to, exist, such breach or conflict no longer exists, whether due to termination of the Purchase and Sale Agreement or

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         otherwise, then in either such event the provisions of the Security
         Agreement shall apply to all of the Collateral and be in full force and effect and, in the event of a circumstance described in the preceding clause (b), such lien shall be reinstated and reaffirmed, which is to have effect from the date hereof.

2. Except as modified and supplemented hereby, the Security Agreement remains in full force and effect and is hereby ratified and confirmed.

         THIS THIRD AMENDMENT TO SECURITY AGREEMENT Great Lakes Aviation, Ltd. may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

GREAT LAKES AVIATION, LTD.               RAYTHEON AIRCRAFT CREDIT
                                         CORPORATION


By: ______________________________       By: __________________________________

    ______________________________           __________________________________




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